UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

OLD WESTBURY FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11:

OLD WESTBURY FUNDS, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Total Equity Fund
Old Westbury Credit Income Fund
Old Westbury Fixed Income Fund
Old Westbury Short-Term Bond Fund
Old Westbury Municipal Bond Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund

Dear Shareholder:

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of the series of the Corporation, which are listed above (each, a “Fund” and, collectively, the “Funds”), to be held at 9:00 a.m. Eastern Time on September 10, 2026, at the offices of the Corporation located at 103 Bellevue Parkway, Wilmington, DE 19809.

As is discussed in more detail in the enclosed Proxy Statement, you are being asked to consider and vote on the following proposal, which is being recommended by the Board of Directors:

•	To elect six Directors to the Board of Directors of the Corporation, each to hold office for an indefinite term.

As is discussed in the accompanying Proxy Statement, the existing Directors of the Corporation and Andrew N. Schiff and Maksim Gelfer, who have been nominated by the Board to replace Alexander Ellis III, who retired, and Patrick Darcy, who recently resigned, as Directors, are proposed for election as Directors (the “Nominees”).

After reviewing the proposal, the Board of Directors of the Corporation unanimously approved the proposal to elect the Nominees and recommends approval by the Funds’ shareholders (i.e., that shareholders vote “FOR” each Nominee), as is more fully described in the accompanying Proxy Statement. You are now being asked to review the proposal and vote on it at the upcoming meeting. Please review the proposal and vote.

If you are not able to attend the meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. Alternatively, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. No matter how many shares you own, your timely vote is important.

Thank you in advance for your consideration of this important matter.

Sincerely,

/s/ David W. Rossmiller
David W. Rossmiller
President & Chief Executive Officer
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Total Equity Fund
Old Westbury Credit Income Fund
Old Westbury Fixed Income Fund
Old Westbury Short-Term Bond Fund
Old Westbury Municipal Bond Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund
(each, a “Fund” and, collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON September 10, 2026

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) of the Funds, which are the series of Old Westbury Funds, Inc. (the “Corporation”), will be held at 9:00 a.m. Eastern Time on September 10, 2026, at the offices of the Corporation located at 103 Bellevue Parkway, Wilmington, DE 19809, for the following purposes:

•	To elect six Directors to the Board of Directors of the Corporation, each to hold office for an indefinite term (the “Proposal”).

•	To consider and act upon such other matters as may properly come before the Meeting.

After reviewing the Proposal, the Board of Directors of the Corporation unanimously approved the proposal to elect the existing Directors of the Corporation and Andrew N. Schiff and Maksim Gelfer who have been nominated by the Board to replace Alexander Ellis III, who retired, and Patrick Darcy, who recently resigned, as Directors, and recommends approval by the Funds’ shareholders (i.e., that shareholders vote “FOR” each Nominee), as is more fully described in the accompanying Proxy Statement. You are now being asked to review the Proposal and vote on it at the Meeting. Please review the Proposal and vote.

Shareholders of record of the Funds as of the close of business on July 21, 2026 are entitled to notice of, and to vote at, the Meeting.

If you are not able to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. Alternatively, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. No matter how many shares you own, your timely vote is important.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 10, 2026: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com.

August 13, 2026

By Order of the Board of Directors

/s/ Nicola R. Knight
Nicola R. Knight
Secretary
Old Westbury Funds, Inc.

YOUR VOTE IS IMPORTANT

Please respond — your vote is important no matter how many shares you own. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Total Equity Fund
Old Westbury Credit Income Fund
Old Westbury Fixed Income Fund
Old Westbury Short-Term Bond Fund
Old Westbury Municipal Bond Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund
(each, a “Fund” and, collectively, the “Funds”)

PROXY STATEMENT

The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of the Funds, which are the series of the Corporation, in connection with a special meeting of shareholders of the Funds (including any postponements or adjournments thereof, the “Meeting”) to be held at 9:00 a.m. Eastern Time on September 10, 2026, at the offices of the Corporation located at 103 Bellevue Parkway, Wilmington, DE 19809. It is anticipated that the Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) will be sent to shareholders of record of the Funds as of July 21, 2026 (the “Record Date”) beginning on or about August 20, 2026. You may obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge by calling 1-800-607-2200 or by writing to the Corporation at 103 Bellevue Parkway, Wilmington, DE 19809 or at www.oldwestburyfunds.com.

The Meeting is being called for the following purposes:

(1) To elect six Directors to the Board of Directors of the Corporation, each to hold office for an indefinite term (the “Proposal”); and

(2) To consider and act upon such other matters as may properly come before the Meeting.

Part I of this Proxy Statement contains information relating to the Proposal. The existing Directors of the Corporation and Andrew N. Schiff and Maksim Gelfer, who have been nominated by the Board to replace Alexander Ellis III, who retired, and Patrick Darcy, who recently resigned, as Directors, are proposed for election as Directors (the “Nominees”).

Part II contains additional background information about the Corporation and other matters.

Part III contains general information about the Meeting and shareholder voting.

Part IV contains certain information about the Corporation’s independent registered public accounting firm.

As of the Record Date, the number of shares of the Corporation that were issued and outstanding was 2,867,228,548.885.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 10, 2026: The Notice of Special Meeting of Shareholders, this Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com.

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I. PROPOSAL 1 – ELECT SIX DIRECTORS
(All Funds)

Overview and Related Information

Under the Investment Company Act of 1940, as amended (the “1940 Act”), board vacancies may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office have been elected to such office by shareholders. Following the retirement of Alexander Ellis III and recent resignation of Patrick Darcy from the Board, the Board is presently unable to fill such vacancies without shareholder approval. Accordingly, the Board has nominated each of the existing Directors and Andrew N. Schiff and Maksim Gelfer for election as Directors by shareholders. Electing the six Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Directors, if deemed appropriate by the Board, without incurring the costs of holding further shareholder meetings.

At a meeting held on July 21, 2026, the Board, including a majority of the Directors who are not “interested persons” of the Corporation, Bessemer Investment Management LLC (“BIM” or the “Adviser”) or Bessemer Trust Company, N.A. (“Bessemer”), as that term is defined in the 1940 Act, approved the nomination of each of the Nominees for election to the Board and voted to present each Nominee to shareholders for election as Directors. Each of the Nominees has consented to serve or to continue serving as a Director. The Board currently has no reason to believe that any Nominee will become unavailable for election as a Director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”) and the Board may designate.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person” of the Corporation, as that term is defined in the 1940 Act. The “Non-Interested Nominees” are: Diane Durnin, Daphne H. Foster, Andrew N. Schiff and R. Keith Walton. The “Interested Nominees” are Maksim Gelfer and Michael Marquez, each an “interested person” of the Corporation. Mr. Gelfer is an “interested person” of the Corporation by virtue of Mr. Gelfer’s position as Chief Technology Officer and Managing Director at The Bessemer Group, Incorporated and its subsidiaries. Mr. Marquez is an “interested person” of the Corporation by virtue of Mr. Marquez’s positions as President — Client Advisory and Wealth Advisory of Bessemer Trust Company, N.A., President of The Bessemer Group, Incorporated, and President of Bessemer Investor Services, LLC. Mr. Marquez also serves as a Director of Bessemer Investor Services, LLC and Director of Bessemer Insurance Advisors Inc.

The Nominees would serve as Directors in accordance with the organizational documents of the Corporation. Each Director would serve for an indefinite term and until a successor is elected and qualified or until their resignation or removal or until such Director reaches the age of retirement, as set forth in the Corporation’s By-Laws (as may be amended from time to time).

The current Directors are Diane Durnin, Daphne H. Foster, Michael Marquez and R. Keith Walton. The Nominees, who are not currently Directors, are Maksim Gelfer and Andrew N. Schiff.

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Information Regarding the Interested Nominees

Name, Address[1] and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Director	Other Directorships[3] Held by Nominee During the Past 5 Years
Maksim Gelfer[4] Age: 56	Director	Indefinite term; N/A	Chief Technology Officer and Managing Director at Bessemer Trust Company, N.A. (since 2023). North America Chief Technology Officer and Executive Vice President, Chubb Limited (2020-2023).	10	0
Michael A. Marquez[4] Age: 52	Director	Indefinite term; 1 Year	President - Client Advisory and Wealth Advisory of Bessemer Trust Company, N.A. (since April 2025); President of The Bessemer Group, Incorporated (since 2025), and President of Bessemer Investor Services, LLC (since 2025). Mr. Marquez also serves as a Director of Bessemer Investor Services, LLC (since 2019) and Director of Bessemer Insurance Advisors Inc. (since February 2026). He was Chief Operating Officer of Bessemer Trust, N.A. from 2017-2025.	10	0

Information Regarding the Non-Interested Nominees

Name, Address, and Age[1]	Position(s) Held or to be Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Director	Other Directorships[3] Held by Nominee During Past 5 Years
R. Keith Walton Age: 61	Director (Chair of the Board)	Indefinite term; 9 Years	Managing Director, Lafayette Square Holding (October 2020-Present); Senior Adviser & Venture Partner, Plexo LLC (March 2017-October 2020); Senior Adviser, Vatic Labs LLC (May 2018-July 2019).	10	6[5]

Daphne H. Foster Age: 69	Director	Indefinite term; 2 Years	Chief Financial Officer, Global Partners LP (2013-2021).	10	1[6]
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Diane Durnin Age: 69	Director	Indefinite term; Since October 2025	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman - The Dreyfus Corporation (2005-2018).	10	1[7]

Andrew N. Schiff Age: 60	Director	Indefinite term; N/A	Managing Partner, Aisling Capital (life sciences venture capital fund) (since 2015); Managing Director, Aisling Capital (since 2003).	10	4[8]

[1]	Each Nominee/Director may be contacted by writing to the Nominee/Director, c/o Bessemer Investment Management, LLC, 1271 Avenue of the Americas, New York, NY 10020, Attn: Nicola R. Knight.

[2]	Each Director’s term of office is subject to a mandatory retirement provision of the Corporation’s By-Laws, which may be amended from time to time.

[3]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or (3) any company subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.

[4]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Gelfer is deemed an Interested Director of the Corporation by virtue of his position as Chief Technology Officer and Managing Director at The Bessemer Group, Incorporated and its subsidiaries. Mr. Marquez is deemed an Interested Director by virtue of his position as President — Client Advisory and Wealth Advisory of Bessemer Trust Company, N.A., President of The Bessemer Group, Incorporated, and President of Bessemer Investor Services, LLC. Mr. Marquez also serves as a Director of Bessemer Investor Services, LLC and Director of Bessemer Insurance Advisors Inc.

[5]	Mr. Walton serves, or has served, as director of the following entities: Blue Crest Capital Management, LLC Funds; Global Infrastructure Partners; Systematica Investment Limited; Zweig Fund Inc.; Zweig Total Return Fund Inc.; and Virtus Funds.

[6]	Ms. Foster has served as director of Global Partners LP.

[7]	Ms. Durnin serves as a director of the Victory Pioneer Funds, over 40 funds across the mutual fund complex including open end, closed end, interval and variable annuities.

[8]	Mr. Schiff serves, or has served, as a director of the following entities: Monte Rosa Therapeutics, Inc.; Aclaris Therapeutics, Inc.; Dren Bio; and VNS Health.

Information regarding the Nominees’ beneficial ownership of shares of the Funds is included in Appendix A. Since the beginning of the Corporation’s most recently completed fiscal year, no Director or Nominee has purchased or sold any securities of the Adviser or sub-adviser to a Fund or their parents or subsidiaries.

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Status of Current Directors

Each of the Nominees were previously nominated by the Governance and Nominating Committee for election by shareholders as a Director of the Corporation, with such nomination then approved by the Board. The Governance and Nominating Committee’s primary responsibilities include nominating Director candidates to the Board. The Governance and Nominating Committee’s charter is included as Appendix B.

The Nominees comprise the entire current Board and Andrew N. Schiff and Maksim Gelfer, who have been nominated by the Board to replace Alexander Ellis III, who retired, and Patrick Darcy, who recently resigned, from the Board.

Ms. Foster and Messrs. Marquez and Walton were last elected by shareholders of the Corporation in 2025. Ms. Durnin was appointed to serve as a Director of the Corporation by the then current Directors in October 2025. The Board met on six occasions during the Corporation’s fiscal year ended October 31, 2025.

The Role of the Board

The Board provides oversight of the management and operations of the Corporation. Like all mutual funds, the day-to-day responsibility for the management and operation of the Corporation is the responsibility of various service providers to the Corporation, such as the Adviser, the sub-advisers, the distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in the Funds’ Statement of Additional Information. The Board has appointed various senior individuals of certain of these service providers as officers of the Corporation, with responsibility for monitoring and reporting to the Board on the Corporation’s operations and affairs. In conducting this oversight, the Board or its Committees receives regular or periodic reports from its officers and service providers. For example, the Treasurer or Assistant Treasurer reports as to financial reporting matters and the President and/or other investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, and typically in person, and involve the Board’s review of recent operations. In addition, various members of the Board also may meet with management in less formal settings, between formal “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Corporation.

Board and Leadership Structure

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function given the particular characteristics and circumstances of the Corporation. It has established two standing committees, an Audit Committee and a Governance and Nominating Committee, which are discussed below under “Committees.” Presently, 75% of the members of the Board are Independent Directors (as defined below) and, if each of the Nominees are elected, 66% (or two-thirds) of the members of the Board would be “Independent Directors,” which are Directors that are not “interested persons” of the Adviser, the Funds’ sub-advisers, or the Funds’ principal underwriter (as that term is defined in the 1940 Act). Each of the Audit Committee and the Governance and Nominating Committee are comprised entirely of Independent Directors. The Chairman of the Board is an Independent Director. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Managing Director of the Adviser and Managing Director and Chief of Portfolio Management of Bessemer as the President & CEO of the Corporation. The Board reviews its structure and the structure of its Committees annually. In developing this structure, the Board has considered that substantially all shareholders of the Funds are clients of affiliates of the Adviser and that the Funds are used as investment options for such clients. The Board has also determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise. The Board may at any time and in its discretion change this leadership structure.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. In addition, because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, liquidity risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of

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different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Corporation’s independent public accounting firm to discuss the internal control structure of the Corporation’s financial reporting function. In addition to these reports, from time to time, the Board receives reports from senior officers of the Adviser and its affiliates, from the Funds’ sub-advisers, the administrator of the Corporation’s liquidity risk management program and the Corporation’s derivatives risk manager, as well as from The Bessemer Group, Incorporated’s internal audit department as to enterprise-level risks. The Board may at any time and in its discretion change how it administers its risk oversight function.

Information about Each Nominee’s Qualifications, Experience, Attributes or Skills

The charter of the Governance and Nominating Committee sets forth certain factors that the Governance and Nominating Committee may take into account in considering director candidates, including any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, the Board and the Governance and Nominating Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Board believes that each of the Nominees has the appropriate qualifications, experience, attributes and skills (“Director Attributes”) to render their duties as Directors of the Corporation in light of the Corporation’s business and structure. Each of the Nominees has substantial business and professional backgrounds that demonstrate their respective ability to critically review, evaluate and assess information provided to them. Examples of these business and professional experiences are set forth in the charts above. In addition, certain Nominees have served on boards of organizations other than the Corporation, as well as having served on the Board of the Corporation for the number of years shown above. They each therefore have substantial board experience and, in their service to the Corporation (if applicable), have gained substantial insight as to the operations of the Corporation. The Governance and Nominating Committee annually conducts a “self-assessment” wherein the performance of the Board and the committees of the Board is evaluated, including consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Director serves.

In addition to the information provided in the charts above, certain additional information concerning each particular Nominee and their Director Attributes is set forth below. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems. The Governance and Nominating Committee has determined that the Nominees have the appropriate attributes and experience to serve effectively as Directors of the Corporation.

Ms. Durnin’s Director Attributes include her knowledge and business experience as Head of Product Strategy and Development at BNY Mellon Investment Management. Ms. Durnin’s Director Attributes also include her experience serving as a director of a number of registered investment companies. Ms. Durnin serves as a member of the Audit Committee and Governance and Nominating Committee and the Board’s Compliance liaison. Ms. Durnin has been designated to serve as an “audit committee financial expert” for the Corporation based on her financial background.

Ms. Foster’s Director Attributes include her financial background as the Chief Financial Officer, Treasurer, and Treasury Manager of Global Partners LP. Ms. Foster’s Director Attributes also include her experience serving on the board of Global Partners LP. Ms. Foster serves as a member of the Audit Committee and Governance and Nominating Committee and the Board’s Pricing Committee liaison. Ms. Foster has been designated to serve as an “audit committee financial expert” for the Corporation based on her financial background.

Mr. Gelfer’s Director Attributes include his knowledge and executive experience, resulting from his senior position as Chief Technology Officer and Managing Director at The Bessemer Group, Incorporated (“BGI”) and its subsidiaries, and his prior experience as North America Chief Technology Officer and Executive Vice President of Chubb Limited. Mr. Gelfer is able to impart to the Board key information relating to the information technology operations and initiatives at BGI and its subsidiaries. The Board believes that this information is valuable in its oversight of the Corporation.

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Mr. Marquez’s Director Attributes include his knowledge and executive experience, resulting from his senior position as President — Client Advisory and Wealth Advisory of Bessemer Trust Company, N.A., President of The Bessemer Group, Incorporated, and President of Bessemer Investor Services, LLC. His Director Attributes also include his experience serving as a Director of Bessemer Investor Services, LLC and Bessemer Insurance Advisors Inc. Mr. Marquez is able to impart to the Board key information relating to the clients, products, operations, personnel, and financial resources of Bessemer and its affiliates. The Board believes that this information is valuable in its oversight of the Corporation.

Mr. Schiff’s Director Attributes include his investment and governance knowledge resulting from his position as Managing Partner of Aisling Capital and service on boards of various companies. Mr. Schiff has been appointed to serve as a member of the Audit Committee and Governance and Nominating Committee upon his election. Mr. Schiff has been designated to serve as an “audit committee financial expert” for the Corporation based on his financial background.

Mr. Walton’s Director Attributes include knowledge and business experience resulting from his positions as Vice President of Arizona State University and Alcoa. His Director Attributes also include his experience serving as a director of a number of registered investment companies. Mr. Walton serves as Chair of the Board as well as Chair of the Audit Committee and the Governance and Nominating Committee. Mr. Walton has been designated to serve as an “audit committee financial expert” for the Corporation based on his financial background.

References to the experience, qualifications, attributes and skills of Directors/Nominees do not constitute holding out of the Board or any Director/Nominee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees

The Board has an Audit Committee, consisting of Mr. Walton and Mses. Durnin and Foster. If elected, Mr. Schiff would also be a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. Each member of the Audit Committee is not an “interested person,” as that term is defined in the 1940 Act, of the Corporation. As set forth in its charter, the primary duties of the Audit Committee are: (1) to be directly responsible for the appointment, compensation, retention and oversight of the Corporation’s independent registered public accounting firm; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in a Fund’s financial and accounting operations; and (6) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2025.

The Board has a Governance and Nominating Committee, consisting of Mr. Walton and Mses. Durnin and Foster. If elected, Mr. Schiff would also be a member of the Governance and Nominating Committee. The Board has adopted a written charter for the Governance and Nominating Committee. Each member of the Governance and Nominating Committee is not an “interested person,” as that term is defined in the 1940 Act, of the Corporation. The Governance and Nominating Committee’s primary responsibilities are to nominate Director candidates to the Board, to oversee the governance, structure and compensation of the Board, Directors, and committee chairs and members, and to monitor the selection and performance of the Corporation’s Chief Compliance Officer and to review and approve the compensation of the Chief Compliance Officer and recommend the same to the Board for approval. The Governance and Nominating Committee may consider nominees from shareholders when nominating Director candidates. The Governance and Nominating Committee met three times during the fiscal year ended October 31, 2025.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Director should send written communications addressed to the Board of Directors of the Corporation or the individual Director c/o the Corporation’s Secretary, Nicola R. Knight, at Bessemer Investment Management LLC, 1271 Avenue of the Americas,

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New York, NY 10020. The Secretary of the Corporation may determine not to forward to the Board or individual Director any letter that does not relate to the business of a Fund.

Procedures for Shareholder Nominee Recommendation

The Governance and Nominating Committee is not required to consider Board candidate nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity), although the Governance and Nominating Committee may consider any such nomination if the Governance and Nominating Committee deems it appropriate after considering all circumstances that its members deem relevant.

To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds must mail such recommendation to the Corporation’s Secretary, Nicola R. Knight, at Bessemer Investment Management LLC, 1271 Avenue of the Americas, New York, NY 10020. Such shareholder recommendations must include the following information as to each individual whom the shareholder proposes to nominate for election or reelection as a director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series, and number of shares of stock of the Corporation that are beneficially owned by such individual, the date such shares were acquired, whether the person making such nomination believed such individual is, or is not, an “interested person” of the Corporation (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Governance and Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In order for any nomination to be properly brought before an annual or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a shareholder’s notice shall set forth all information as specified in the Corporation’s By-Laws and shall be delivered to the Corporation’s Secretary at the principal executive office of the Corporation at a reasonable time before the Corporation begins to print and mail its proxy statement.

Remuneration for Directors and Officers

Information about total Directors’ fees paid by the Funds to the then current Directors for the fiscal year ended October 31, 2025, is included in Appendix C to this Proxy Statement. The Interested Directors did not receive any compensation from the Funds and the Interested Nominees, if elected, will not receive any compensation from the Funds.

Required Vote and Recommendation

The election of Directors requires the affirmative vote of a plurality of all the votes cast by shareholders present in-person or by proxy and entitled to vote on such action at a meeting of shareholders at which a quorum of the Corporation is present. The Proposal applies on a Corporation-wide basis, and all of the Funds will vote together on such proposal. The election of each Nominee is not contingent on the election of any other Nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF ALL FUNDS VOTE FOR THE ELECTION OF EACH NOMINEE.

II. INFORMATION ABOUT THE CORPORATION

This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers ten portfolios or funds. The address of the Corporation’s principal executive office is 103 Bellevue Parkway, Wilmington, DE 19809.

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Officers of the Corporation

The following table provides information about the officers of the Corporation.

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 1271 Avenue of the Americas New York, NY 10020 Age: 68	President & Chief Executive Officer	Indefinite; 13 Years	Managing Director and Chief of Portfolio Management, Bessemer Trust Company, N.A. (Since 2010).

Nicola R. Knight 1271 Avenue of the Americas New York, NY 10020 Age: 63	Secretary; Chief Legal Officer	Indefinite; Chief Legal Officer 5 Years; Secretary, 2 Years	Managing Director of Bessemer Trust Company, N.A. (Since 2020); Principal and Associate Counsel of Bessemer (Since 2007).

Matthew A. Rizzi 1271 Avenue of the Americas New York, NY 10020 Age: 53	Vice President & Treasurer	Indefinite; 11 Years	Managing Director and Controller - Alternative Investments and Mutual Funds of Bessemer Trust Company, N.A. (Since 2020); Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017).

Ritu Gupta 1271 Avenue of the Americas New York, NY 10020 Age: 46	Chief Compliance Officer	Indefinite; 4 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since January 2026); Principal and Head of Investment Management and Core Compliance Programs, Bessemer Trust Company, N.A. (January 2025 to January 2026); Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (2021-2025); Vice President, Brown Brothers Harriman & Co. (2005-2021).

Brian Jordan 1271 Avenue of the Americas New York, NY 10020 Age: 33	Vice President & Assistant Treasurer	Indefinite; Since July 2025	Senior Vice President and Senior Fund Accounting Manager (Since 2021). Audit Manager, Deloitte & Touche (2017-2021).
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Hardik B. Patel 1271 Avenue of the Americas New York, NY 10020 Age: 44	Vice President & Assistant Treasurer	Indefinite; 5 Years	Principal and Director of Fund Accounting (Since January 2025); Senior Vice President and Accounting Manager, Bessemer Trust Company, N.A. (Since 2021); Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2017-2020); Associate Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2015-2017).

Lee Hirsch 1271 Avenue of the Americas New York, NY 10020 Age: 37	Anti-Money Laundering Compliance Officer	Indefinite; 1 Year	Senior Vice President and Director of AML/BSA/OFAC Compliance, Bessemer Trust Company, N.A. (Since August 2024)

Paul Driscoll 118 Flanders Road Westborough, MA 01581 Age: 42	Vice President & Assistant Treasurer	Indefinite; 1 Year	Vice President, BNY Mellon (“BNY”), Fund Accounting Treasury (Since March 2019)

Christina Morse 240 Greenwich Street New York, NY 10286 Age: 61	Assistant Secretary	Indefinite; 1 Year	Senior Vice President, BNY, Regulatory Administration (Since July 2023); Vice President, BNY, Regulatory Administration (2014-2023)

Current Service Providers

Investment Adviser. BIM serves as investment adviser to each Fund and is a wholly-owned subsidiary of Bessemer. The Adviser is located at 1271 Avenue of the Americas, New York, New York 10020.

Distributor. Foreside Funds Distributors LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ Distributor.

Administrator. BNY Mellon Investment Servicing (US) Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ Administrator.

Significant Shareholders

As of the Record Date, the Nominees and officers of the Corporation, individually and as a group, owned less than 1% of the outstanding shares of each Fund.

The persons listed in the table below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding voting securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

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As of July 21, 2026, and as set forth below, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of a Fund’s outstanding shares:

Name/Address	Fund Name	Number of Shares	Percentage of Fund
NAIDOT & Co. c/o Bessemer Trust Company 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	Old Westbury All Cap Core Fund	128,406,847.490	98.73%
	Old Westbury Large Cap Strategies Fund	1,119,514,883.181	97.83%
	Old Westbury Small & Mid Cap Strategies Fund	479,717,063.640	98.41%
	Old Westbury Total Equity Fund	101,232,313.036	99.93%
	Old Westbury Credit Income Fund	321,829,522.921	99.32%
	Old Westbury Fixed Income Fund	162,445,323.559	99.31%
	Old Westbury Short-Term Bond Fund	14,113,217.874	99.30%
	Old Westbury Municipal Bond Fund	395,140,334.349	99.28%
	Old Westbury California Municipal Bond Fund	41,224,062.144	99.92%
	Old Westbury New York Municipal Bond Fund	62,979,296.354	99.99%

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on July 21, 2026 (the Record Date) are entitled to notice of, and to vote at, the Meeting. Information regarding the number of shares of each Fund that were issued and outstanding as of the Record Date is included in Appendix D to this Proxy Statement.

A quorum of shareholders of the Corporation is required to take action on the Proposal. At the Meeting, the presence in person or by proxy of the holders of one-third of all the votes entitled to be cast without regard to series or class at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Each shareholder is entitled to one vote for each share he or she owns of a Fund (and a fractional vote proportionate to fractional shares), with no cumulative voting rights in the election of Directors. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter on timely, duly executed proxies, shares represented thereby will be voted in accordance with the recommendation of the Board (i.e., “FOR” each Nominee). Votes cast by proxy or in person at the Meeting will be counted by persons appointed as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the matters before the Meeting. Executed proxy cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a plurality of votes cast.

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Directors, when they have not received instructions from the beneficial owners of those shares.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if a quorum is present but sufficient votes in favor of a proposal are not received by the time of the Meeting, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

Solicitations of Proxies

The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any

11

additional solicitation and any adjourned session) will be borne by the Corporation. The Corporation has retained Broadridge Financial Services (“Broadridge”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies, and Command Financial (“Command”), to assist with the printing of proxy materials. The cost of Broadridge’s and Command’s services in connection with the proxy solicitation is estimated to be approximately $16,000.

Methods of Voting

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. If your shares are held by a broker or nominees, you can arrange to vote your proxies by contacting your representative at the broker or nominee.

You may receive more than one proxy card due to multiple investments in a Fund or if you own shares of more than one Fund. Please vote each proxy card received.

Revocation of Proxies

Proxies may be revoked at any time before they are exercised. If you sign, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice received by the Secretary of the Corporation, by submitting a subsequently properly executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Required Vote

Election of a Nominee as Director requires the presence of a quorum of the Corporation at the Meeting and the affirmative vote of a plurality of all the votes cast at the Meeting by or on behalf of the shareholders present in-person or by proxy and entitled to vote on such action. A “plurality of all the votes cast” means that a Nominee is elected if he or she receives the highest number of affirmative (i.e., FOR) votes cast, whether or not such votes constitute a majority, up to the maximum number of Directors to be elected at the Meeting, which is six. The Proposal applies on a Corporation-wide basis, and all of the Funds will vote together on the Proposal. The election of each Nominee is not contingent on the election of any other Nominees. If any other matter may properly come before the Meeting at which a quorum is present for the purposes of such other matter, a majority of votes cast is required to approve the matter, unless a different vote is required by applicable law or by the charter of the Corporation.

Shareholder Proposals at Future Meetings

The Corporation is not required to hold annual shareholder meetings and currently does not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act. The Corporation’s By-Laws contain an advance notice provision requiring that a shareholder proposal to be considered for inclusion in a proxy statement at a special meeting of shareholders must be submitted not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time on the later of the 90th day prior to such special meeting or the tenth day following the day in which public announcement is first made of the day of the special meeting and of the nominees proposed by the Board to be elected at such meeting. Any such shareholder proposals should be submitted, in writing to the Corporation’s Secretary, Nicola R. Knight, at Bessemer Investment Management LLC, 1271 Avenue of the Americas, New York, NY 10020. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

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Other Matters

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

IV. ADDITIONAL INFORMATION

Information about the Corporation’s Independent Registered Public Accounting Firm

The Audit Committee selected and the Board, including a majority of the Independent Directors, approved the selection of Ernst & Young LLP (“E&Y”), One Manhattan West, New York, New York 10001, as the independent registered public accounting firm for the Corporation. Representatives of E&Y are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to the Funds by the Corporation’s independent registered public accounting firm for the relevant periods are set forth on Appendix E hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to the Funds by the Corporation’s independent registered public accounting firm are also set forth on Appendix E hereto.

The Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Corporation’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein are subject to review and ratification by the Corporation’s Audit Committee. The Audit Committee maintains full responsibility for the appointment, compensation, retention and oversight of the Corporation’s independent registered public accounting firm.

The Pre-Approval Policies provide that, in addition to requiring pre-approval of audit and non-audit services provided to the Corporation, the Audit Committee will pre-approve those non-audit services provided to the Corporation’s investment adviser(s) (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Corporation) where the engagement relates directly to the operations or financial reporting of the Corporation. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X during the Funds’ two most recent applicable fiscal years. The Audit Committee considered whether the provision of non-audit services rendered to Bessemer and any entity controlling, controlled by, or under common control with Bessemer that provides ongoing services to the Corporation under its oversight that were not pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200 or write to the Corporation at 103 Bellevue Parkway, Wilmington, DE 19809; if your shares are held through a financial institution, please contact the financial institution directly.

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APPENDIX A

Beneficial Ownership By Nominees

The table below shows the dollar range of equity securities in the Funds owned beneficially by each Nominee as of July 21, 2026 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

	Name of Non-Interested Nominees				Name of Interested Nominees
	Andrew N. Schiff	Daphne H. Foster	Diane Durnin	R. Keith Walton	Maksim Gelfer	Michael Marquez

All Cap Core Fund	None	None	None	None	None	Over $100,000

Large Cap Strategies Fund	None	None	None	$10,001 - $50,000	None	None
Small & Mid Cap Strategies Fund	None	None	None	$10,001 - $50,000	None	$50,001- $100,000

Total Equity Fund	None	Over $100,000	None	None	None	None

Credit Income Fund	None	Over $100,000	None	None	None	None

Fixed Income Fund	None	None	None	None	None	None

Short-Term Bond Fund	None	None	None	None	None	None

Municipal Bond Fund	None	None	None	None	None	None

California Municipal Bond Fund	None	None	None	None	None	None
New York Municipal Bond Fund	None	None	None	None	None	Over $100,000
Aggregate Dollar Range of Securities in Fund Complex	None	Over $100,000	None	$50,001- $100,000	None	Over $100,000

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APPENDIX B

OLD WESTBURY FUNDS, INC.
(the “Corporation”)

GOVERNANCE & NOMINATING COMMITTEE CHARTER

I.	COMMITTEE ORGANIZATION

The Governance & Nominating Committee (the “Committee”) is a committee established by the Board of Directors (the “Board”) of the Corporation and shall be composed entirely of Independent Directors, Directors who are not “interested persons” of the Corporation as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Membership of the Committee shall be determined by the full Board. The Committee shall elect a Chairperson, who will preside over Committee meetings. Each member of the Committee shall serve until a successor is appointed.

II.	MEETINGS

Meetings of the Committee may be called by the Chairperson of the Board or the Committee or by a majority of the members of the Committee. The presence of a majority of the members shall be necessary to constitute a quorum for any meeting and a vote of the majority of the members present at a meeting in which a quorum is attained shall be required in order for the Committee to take action. The Committee shall meet at least annually. Notice of each meeting, together with the agenda and any related materials, will be sent to each member in advance of the meeting. Meetings of the Committee may be held in person, by videoconference or by teleconference. The Committee will keep minutes of its meetings, which will be submitted to the Board or the Committee for its review and maintained in the records of the Corporation. The Committee may invite management, counsel and representatives of service providers to attend meetings and provide such information to the Committee as it considers appropriate. The Committee may also take action by unanimous written consent in lieu of a meeting. Any actions normally taken by the Committee may be handled by the Board as long as a majority of the Committee members are present at such meeting; provided that for any action that requires a vote of only Independent Directors, only such Directors shall be entitled to vote.

III.	DUTIES AND RESPONSIBILITIES

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Corporation with respect to governance matters as well as nominating persons to serve as members of the Board of Directors. In this regard the Committee’s duties and responsibilities shall include:

Governance matters

(a)	conducting an annual Board self-assessment, in accordance with Rule 0-1(a)(7) of

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the 1940 Act, which will evaluate the performance of the Board and the committees of the Board and which will include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Director serves. The Committee shall review which specific areas are to be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. The Committee shall report the findings of the assessment to the Board and assist the Board in implementing any recommended actions.

(b)	reviewing the compensation of the Directors, as well as Board and Committee chairs and committee members, periodically and making recommendations to the Board in this regard.

(c)	Monitoring the selection and performance of the Corporation’s Chief Compliance Officer (“CCO”) and reviewing and approving the compensation of the CCO and recommending the same to the Board for its action.

(d)	overseeing the selection of the independent legal Counsel, reviewing the performance of each, and monitoring independent legal Counsel’s continued independence.

(e)	reviewing the continued independence and possible conflicts of interests involving Independent Directors, including making recommendations to the Board with respect to the determination of the continued independence of Independent Directors. The Committee or the Board may establish such processes and procedures as it may deem appropriate with respect to the disclosure of such potential conflicts.

In addition, an Independent Director shall inform the Committee of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Committee’s policy regarding such self-reporting procedures is set forth in Appendix A.

Nominating matters

(a)	nominating persons to become Independent Directors. The Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from the Corporation’s investment adviser, Bessemer Investment Management LLC (“BIM”), the sub-advisers, and other principal service providers to the Corporation. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a candidate, such as the business, financial, or family relationships with BIM, the sub-advisers, or principal service providers.

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(b)	nominating persons to become Directors who are not Independent Directors, but shall meet other appropriate criteria for service as a Director.

(c)	Candidates may be recommended by members of the Committee and by members of the Board of Directors. The Committee may also consider candidates for either Independent Director or Interested Director submitted by BIM or its affiliates or by officers of the Corporation. Each candidate will be evaluated by the Committee, taking into consideration, among other factors that the Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, the Board of Directors and the Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee may consider the views and recommendations of BIM and/or its affiliates with respect to any candidates. The Committee will periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Directors. The members of the Committee may conduct an in-person interview of viable candidates and will conduct, or cause to be conducted, such verification of a candidate’s credentials and background as the Committee shall deem appropriate. When the candidates have been evaluated , the Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

(d)	The Committee may also consider candidates for either Independent Director or Interested Director, submitted by shareholders or their representatives as the Committee deems appropriate. Any recommendation submitted by shareholders or their representatives should be submitted to the Secretary of the Corporation. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series, and number of shares of stock of the Corporation that are beneficially owned by such individual, the date such shares were acquired, whether the person making such nomination believed such individual is, or is not, an “interested person” of the Corporation (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Corporation’s proxy statement, should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and otherwise in accordance with applicable law, including but not limited to Rule 14a-8 of the 1934

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Act and the Corporation’s organizational documents. Any such submission must also be submitted by such date and contain such information as may be specified in the Corporation’s By-laws. Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee’s request.

(e)	The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, as often as it deems appropriate, with management, counsel to the Corporation and to the Independent Directors as to legal or regulatory developments affecting their responsibilities.

IV.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including the ability to obtain, weigh and consider expert advice as to Committee related matters, including engaging independent counsel, accountants and other advisers at the Corporation’s expense for this purpose.

V.	MAINTENANCE OF CHARTER

The Corporation shall maintain and preserve in an easily accessible place a copy of this Governance & Nominating Committee Charter established for the Corporation and any modification to this Charter.

Adopted: July 21, 2026

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APPENDIX A

INDEPENDENT DIRECTOR SELF REPORTING GUIDELINES

An Independent Director shall inform the Committee of any changes in their business, professional or personal situation which are likely to impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, their ability to devote the necessary time and attention to Board matters or, might reasonably be considered to reflect poorly on the Board from a reputational or risk perspective. These matters may include (but are not limited to):

•	Any regulatory or legal action connected to the Independent Director’s service on another board in which such Director is a defendant;

•	Any regulatory or legal action brought against the Independent Director personally or against a company or trust in which the Independent Director has at least 25% voting power, if (i) such action involves a criminal matter, (ii) such action involves a civil matter alleging breach of fiduciary duty or the duty of care, fraud, misrepresentation or personal integrity or financial acumen of such Director (including a personal or self-owned business bankruptcy);

•	Joining, or resigning from, another corporate or mutual fund board of directors;

•	Changes in full-time employment;

•	Taking on other business or professional activities or consulting relationships that are likely to either i) result in a substantial overall increase in the Director’s time commitment to such matters, or ii) may reflect poorly on the Director or the Board from a reputational or risk perspective;

•	Changes in an immediate family member’s employment that are likely to impact the Director’s objectivity, even if it does not impact his/her independence;

•	Prior to the initial approval or approval of the renewal of any contract with a material service provider to the Funds, any significant business or professional relationship the Director or an immediate family member has with such material service provider[1],

[1]	It being understood that simply being a client of a material service provider (or an investor in a product sponsored by a material service provider) and receiving no significant preferential treatment from that provider that is not available to other similarly situated clients/investors of the service provider, is not likely to impact such Director’s objectivity and is not required to be reported.
B-5

including whether such Director is a director, officer, employee, member or stockholder of such material service provider, or is in any way interested in such transaction or contract;

•	A health issue which may impair the Independent Director’s ability to carry out his/her duties;

•	Any other change in the Independent Director’s situation which such Director feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, their ability to devote the necessary time and attention to Board matters, or may reflect poorly on the Board from a reputational or risk perspective.
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APPENDIX C

Director Compensation

The table below sets forth the compensation received by each then Director from the Corporation for the fiscal year ended October 31, 2025. Interested Directors and officers who are officers or employees of the Adviser or BNY Mellon do not receive compensation from the Corporation.

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors

		Independent Directors
Alexander Ellis III*	$270,000	0	0	$270,000
Patricia L. Francy**	$255,000	0	0	$255,000
R. Keith Walton	$240,000	0	0	$240,000
Daphne H. Foster	$240,000	0	0	$240,000
Diane Durnin	$0	0	0	$0

		Interested Directors
Michael A. Marquez	$0	0	0	$0
Patrick Darcy***	$0	0	0	$0

* Alexander Ellis III retired from the Board effective April 21, 2026.

** Patricia L. Francy retired from the Board effective October 14, 2025.

*** Patrick Darcy resigned from the Board effective July 21, 2026.

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APPENDIX D

Total Number of Shares Outstanding as of the Record Date

Fund	Total Number of Shares Outstanding
Old Westbury All Cap Core Fund	130,064,752.093
Old Westbury Large Cap Strategies Fund	1,144,314,860.767
Old Westbury Small & Mid Cap Strategies Fund	487,465,927.915
Old Westbury Total Equity Fund	101,307,913.119
Old Westbury Credit Income Fund	324,048,038.36
Old Westbury Fixed Income Fund	163,567,590.877
Old Westbury Short-Term Bond Fund	14,213,343.357
Old Westbury Municipal Bond Fund	398,002,424.984
Old Westbury California Municipal Bond Fund	41,255,438.119
Old Westbury New York Municipal Bond Fund	62,988,259.294
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APPENDIX E

Audit Fees

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

The aggregate fees billed by E&Y to the Funds for professional services for the audit of the annual financial statements for the Funds’ last two fiscal years are reflected in the tables below.

Audit-related Fees

Audit-related fees are for any services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by E&Y to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate audit-related fees billed by E&Y to Bessemer and any entity controlling, controlled by, or under common control with Bessemer, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting for the Funds’ last two fiscal years are reflected in the tables below.

Tax Fees

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

The aggregate fees billed by E&Y to the Funds for services rendered to the Funds for tax compliance, tax advice and tax planning for the Funds’ last two fiscal years are reflected in the tables below.

All Other Fees

The aggregate fees billed by E&Y to the Funds for products and services provided to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate fees billed by E&Y to Bessemer and any entity controlling, controlled by, or under common control with Bessemer, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate non-audit fees billed by E&Y to Bessemer and any entity controlling, controlled by, or under common control with Bessemer, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, for non-audit services for the Funds’ last two fiscal years are reflected in the tables below. These include any non-audit services required to be pre-approved but excludes non-audit services that did not require pre-approval since they did not directly relate to the Funds’ operations or financial reporting.

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The following table sets forth the aggregate fees billed by E&Y for professional services rendered to the Corporation during the two most recent fiscal years of the Corporation and to BIM and any entity controlling, controlled by, or under common control with BIM.

	Fees billed to the Corporation	Fees billed to BIM and any entity controlling, controlled by, or under common control with BIM
Audit Fees	Fiscal Year Ended 10/31/24: $765,160	Fiscal Year Ended 10/31/24: $0
	Fiscal Year Ended 10/31/25: $827,595	Fiscal Year Ended 10/31/25: $0
Audit-Related Fees	Fiscal Year Ended 10/31/24: $10,500	Fiscal Year Ended 10/31/24: $0
	Fiscal Year Ended 10/31/25: $10,710	Fiscal Year Ended 10/31/25: $0
Tax Fees	Fiscal Year Ended 10/31/24: $315,785	Fiscal Year Ended 10/31/24: $31,040
	Fiscal Year Ended 10/31/25: $371,804	Fiscal Year Ended 10/31/25: $47,749
All Other Fees	Fiscal Year Ended 10/31/24: $57,200	Fiscal Year Ended 10/31/24: $0
	Fiscal Year Ended 10/31/25: $58,340	Fiscal Year Ended 10/31/25: $0
Aggregate Non-Audit Fees	Fiscal Year Ended 10/31/24: $386,985	Fiscal Year Ended 10/31/24: $31,040
	Fiscal Year Ended 10/31/25: $444,144	Fiscal Year Ended 10/31/25: $47,749
E-2

SCAN TO VIEW MATERIALS & VOTE
OLD WESTBURY FUNDS, INC. PO BOX 534458 PITTSBURGH, PA 15253-4458	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V64928-Z89616	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Corporation unanimously recommends you vote “FOR” Proposal 1.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect six Directors to the Board of Directors of the Corporation, each to hold office for an indefinite term.		☐	☐	☐

	01)	R. Keith Walton
	02)	Diane Durnin
	03)	Daphne H. Foster
	04)	Andrew N. Schiff
	05)	Michael A. Marquez
	06)	Maksim Gelfer

2.	To consider and act upon any other business as may properly come before the Meeting or any adjourned sessions thereof.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

of Shareholders to Be Held on September 10, 2026:

The Proxy Statement for this meeting is available at www.proxyvote.com.

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.
V64929-Z89616

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Total Equity Fund
Old Westbury Credit Income Fund
Old Westbury Fixed Income Fund
Old Westbury Short-Term Bond Fund
Old Westbury Municipal Bond Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned holder hereby appoint(s) Nicola R. Knight and Christina Morse, or any of them, with full power of substitution in each, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on September 10, 2026 at the offices of the Corporation located at 103 Bellevue Parkway, Wilmington, DE 19809, including any adjournment(s) or postponement(s) thereof (the “Meeting”); and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.